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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) November 22, 2005

                                    SPSS Inc.
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                      000-22194              36-2815480
(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
         Incorporation)                 File Number)         Identification No.)


233 South Wacker Drive, Chicago, Illinois                           60606
 (Address of Principal Executive Offices)                         (Zip Code)


                                 (312) 651-3000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01: ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 22, 2005, SPSS Inc. ("SPSS") entered into a Lease Agreement with 233 S Wacker LLC (the "Landlord"). Pursuant to the Lease Agreement, SPSS will lease approximately 41,577 square feet of rentable office space located on the ninth and tenth floors of the Sears Tower at 233 South Wacker Drive, Chicago, Illinois (the "Property"). SPSS currently subleases the Property pursuant to an existing sublease agreement that will expire in accordance with its terms in June 2006. Under the Lease Agreement, SPSS will become the direct lessee of the Property. The Property currently serves and will continue to serve as a portion of the Company's existing corporate headquarters.

The term of the Lease Agreement is 71 months commencing on July 1, 2006 and ending on May 31, 2012. The annual base rent under the Lease Agreement begins at $789,963.00 per year and increases incrementally to $893,905.50 by the end of the lease term. In addition to the base rent, SPSS will be responsible for its proportionate share of the building's operating expenses and real estate taxes as specified in the Lease Agreement.

SPSS has a renewal option to extend the Lease Agreement for one five-year period at the then-current market rate for rentable property. The Lease Agreement also provides SPSS with a right of first offer with regard to currently vacant office space that is contiguous with the Property.

The foregoing summary of the material terms of the Lease Agreement is qualified in its entirety by the text of the Lease Agreement attached as Exhibit 10.56 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

          10.56 Lease Agreement, dated as of November 22, 2005, by and between 233 S Wacker LLC and SPSS Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPSS INC.


                                       By: /s/ Raymond H. Panza
                                           ------------------------------------
                                           Raymond H. Panza
                                           Executive Vice President,
                                           Corporate Operations,
Dated: November 23, 2005                   Chief Financial Officer and Secretary


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